EX.99.906 CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Summit Mutual Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Apex Series of Summit Mutual Funds, Inc. for the period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Apex Series of Summit Mutual Funds, Inc. for the stated period.



/s/ John F. Labmeier                         /s/ Thomas G. Knipper
--------------------------------             -----------------------------------
John F. Labmeier                             Thomas G. Knipper
Vice President                               Vice President, Controller and
Summit Mutual Funds, Inc.                    Chief Compliance Officer
                                             Summit Mutual Funds, Inc.

Dated: 12/8/08                               Dated: 12/8/08


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Summit Mutual Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.